IN THE ELEVENTH JUDICIAL CIRCUIT COURT
                                          IN MIAMI-DADE COUNTY, FLORIDA

                                          GENERAL JURISDICTION DIVISION

                                          CASE NO.
In Re:

MORTGAGE.COM, INC.                                OATH OF ASSIGNOR

                  Assignor,

TO:

LEWIS B. FREEMAN,

                  Assignee.
---------------------------------/


         KNOW ALL MEN BY THESE PRESENTS, that Mortgage.com, Inc., a Florida corporation, doing business in Miami-Dade County, Florida has executed an Assignment for the Benefit of Creditors ("Assignment") and that the true intention of the Assignment is to place in the hands of its Assignee all of property of every description, except such property as is exempt by law from forced sale, to be divided among the creditors in proportion to their respective demands and legal rights.

WITNESSES:                             MORTGAGE.COM, INC.

/s/
------------------------
(Signature)
                                       By:   /s/ Seth Werner
                                          --------------------------------------
------------------------                     Seth Werner, President and
(Printed Name)                               Chief Executive Officer
                                             7900 Red Road, #23
/s/ Ilan Markus                              South Miami, Florida 33143
------------------------
(Signature)

Ilan Markus
-------------------------
(Printed Name)


STATE OF FLORIDA                    )
                                    )SS
COUNTY OF MIMI-DADE                 )

         BEFORE  ME,  the  undersigned   authority,   duly  authorized  to  take
acknowledgments and administer oaths, personally appeared Seth Werner, as President and Chief Executive Officer of Mortgage.com, Inc. as Debtor, who is personally known to me or who has produced Florida driver's license as identification and who did take an oath for the purpose therein expressed.

         WITNESS my hand and official seal in the County and State last aforesaid on December 14, 2000.

                                        /s/ Candis Trusty
                                       -----------------------------
                                       Notary Public, State of Florida

                                        Candis Trusty
                                       -----------------------------
                                       (Printed Name)

My commission expires:






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